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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

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                                   FORM 8-K
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                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) September 4, 1998
                                                       -----------------

                           PULITZER PUBLISHING COMPANY
                           ---------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                   1-9329               430496290
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(State or other jurisdiction     (Commission           (IRS Employer
     of incorporation             File Number)       Identification No.)




900 North Tucker Boulevard, St. Louis, Missouri           63101
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(Address of principal executive offices)                (Zip Code)


     Registrant's telephone number, including area code: (314) 340-8000
                                                         --------------
                            Not Applicable
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       (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On May 25, 1998, the Registrant entered into an agreement to combine its broadcasting business with Hearst-Argyle Television, Inc. ("Acquiror"). Prior to this proposed merger, and subject to certain conditions, the Registrant intends to spin off its newspaper publishing and new media businesses to its stockholders ( the "Spin Off"). Pursuant to the Agreement and Plan of Merger, dated as of May 25, 1998, among the Registrant, Pulitzer Inc., a wholly-owned subsidiary of the Registrant, and Acquiror, following the Spin Off the Registrant expects to merge with and into Acquiror (the "Merger"). In connection with the Merger, the Registrant's stockholders will receive consideration in the form of $1.l5 billion of Acquiror's Series A Common Stock, subject to possible adjustment based upon the price of Acquiror's stock during a measurement period prior to the closing. In addition, Acquiror will assume approximately $700 million of the Registrant's debt that will be incurred prior to the Spin-off and Merger.

         The transactions are subject to various conditions, including approval of the stockholders of both companies, Hart-Scott-Rodino clearance, approval by the Federal Communications Commission, and a favorable ruling from the Internal Revenue Service relating to the Spin Off. Hearst Broadcasting, Inc., a wholly-owned subsidiary of The Hearst Corporation and the principal stockholder of Acquiror, and the principal stockholders of the Registrant, representing 65 percent of the outstanding capital stock of the Registrant, have agreed to vote in favor of the transaction. The Spin Off and Merger are anticipated to be completed by year-end 1998.

         The terms of the Merger are more fully described in the Agreement and Plan of Merger filed as an exhibit to the Company's Report on Form 8-K filed on June 10, 1998.

         The Registrant has restated its consolidated financial statements for the years ended December 31, 1997, 1996 and 1995 (filed as Exhibit 99-1 hereto) to reflect the reclassification of the broadcasting business as a discontinued operation. In addition, the Registrant has restated its consolidated financial statements for the three-month periods ended March 31, 1998 and 1997 (filed as Exhibit 99-2 hereto). The Registrant has also prepared stand-alone consolidated financial statements for its wholly-owned subsidiary Pulitzer Broadcasting Company for the years ended December 31, 1997, 1996 and 1995 and for the six-month periods ended June 30, 1998 and 1997 (filed as Exhibit 99-3 hereto). Pulitzer Broadcasting Company and subsidiaries represent all of the operations of the Registrant's broadcasting business. Included in each Exhibit is a section for "Management's Discussion and Analysis of Financial Condition and Results of Operations" ("MD&A") related to the appropriate consolidated financial statements. The MD&A sections for the Registrant's consolidated financial statements included in Exhibits 99-1 and 99-2 have been restated.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(C)      Exhibits

         See Exhibit Index for a list of exhibits.

                   All other Items of this report are inapplicable.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PULITZER PUBLISHING COMPANY

Date:  September 4, 1998                  By:/s/ RONALD H. RIDGWAY
                                             ---------------------
                                                 Name:  Ronald H. Ridgway
                                                 Title:  Senior Vice President-
                                                         Finance



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                                  EXHIBIT INDEX

         27-1     Restated Financial Data Schedules for the Years Ended
                    December 31, 1997, 1996 and 1995

         27-2     Restated Financial Data Schedules for the Three-Month
                    Periods Ended March 31, 1998 and 1997

         99-1     Pulitzer Publishing Company Restated Consolidated Financial
                    Statements for the Years Ended December 31, 1997, 1996 and 1995

         99-2     Pulitzer Publishing Company Restated Consolidated Financial
                    Statements for the Three-Month Periods Ended March 31, 1998 and 1997

         99-3 Pulitzer Broadcasting Company and Subsidiaries Consolidated Financial Statements for the Years Ended December 31, 1997, 1996 and 1995 and for the Six-Month Periods Ended June 30, 1998 and 1997